Supplement Dated September 24, 2009 to your Prospectus

333-72042	PremierSolutions — Standard (Series A-II)
PremierSolutions — Standard (Series A) HV-5795

333-151805	Premier Innovations
Premier Innovations II

333-114401	The HART Program (no fee) HV-4900

333-114404	The HART Program (fee) HV-4824

Supplement Dated September 24, 2009 to your Prospectus

FUND MERGER

LIFEPATH 2010 PORTFOLIO INTO THE LIFEPATH RETIREMENT PORTFOLIO — CLASS R SHARES

The Board of Trustees of the Barclays Global Investors Funds recently approved and recommended the closing and merger of the LifePath 2010 Portfolio into the LifePath Retirement Portfolio. The merger will become effective after the close of the New York Stock Exchange on or about November 20, 2009.

As a result, if any of your Participant Account value is allocated to the LifePath 2010 Portfolio Sub-Account, that amount will be merged into the LifePath Retirement Portfolio Sub-Account after the close of the New York Stock Exchange on or about November 20, 2009.

If you are enrolled in any Dollar Cost Averaging Program with allocations to the LifePath 2010 Portfolio Sub-Account that allocation will be directed to the LifePath Retirement Portfolio Sub-Account after the close of trading on the New York Stock Exchange on November 20, 2009. If you are enrolled in any Asset Rebalancing Program with allocations to the LifePath 2010 Portfolio Sub-Account your program enrollment will be terminated as of the close of the New York Stock Exchange on November 20, 2009. In addition, after the close of trading on the New York Stock Exchange on November 20, 2009, future Contributions with allocations to the LifePath 2010 Portfolio Sub- Account will be directed to the LifePath Retirement Portfolio Sub-Account. Upon completion of the merger, the LifePath 2010 Portfolio Sub-Account will no longer be available and all references to the Sub-Account will be deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE